Exhibit 99

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of February 16, 2006 (“Effective Date”), by and between GTSI Corp., a Delaware corporation (“Employer” or “GTS”), and James Leto (‘Employee”);

WHEREAS, Employer desires to employ Employee as Employer’s president and chief executive officer and to have Employee as a member of Employer’s board of directors (the “Board”);

WHEREAS, Employer desires to ensure that, if a Change of Control (as defined below) appears possible, Employee will be in a secure position from which he can objectively engage in any potential deliberations or negotiations respecting such Change of Control without fear of any direct or implied threat to his employment, status and responsibilities; and

WHEREAS, Employee desires to be employed by Employer and to have the foregoing assurances;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, Employer and Employee, each intending to be legally bound, agree as follows:

1.             Term. The term of Employee’s employment hereunder will commence on February 16, 2006 and will continue until February 16, 2007 (the “Term”), except as otherwise provided in Section 7. This Agreement will be automatically renewed for successive one-year terms unless either party gives notice to the other party not less than 60 days prior to expiration of the initial term or any renewal term that it does not intend to renew this Agreement, or unless this Agreement is otherwise terminated in accordance with Section 7.

2.             Duties

a)                   Offices. During the Term, and as provided herein, Employee will serve as a member of Employer’s Board, and as Employer’s president and chief executive officer, and the Board will nominate Employee as a director of Employer (to the extent allowed by law and regulations) and reappoint Employee as Employer’s president and chief executive officer, and Employee will perform the duties of those positions, as assigned to him by the Board. Employer agrees, however, that Employee will be assigned only duties of the type, nature and dignity normally assigned to the president and chief executive officer of a corporation of the size, stature and nature of Employer. During the Term, Employee will report directly to the Board.

b)                   Full-Time Basis. During the Term, Employee will devote, on a full-time basis, his services, skills and abilities to his employment hereunder, excepting periods of vacation, illness or Disability (as defined below).

3.             Compensation

a)                   Salary. During the Term, as compensation for services rendered by Employee hereunder, Employer will pay to Employee $400,000 per year, reviewed annually by the Board, payable biweekly in accordance with Employer’s standard payroll schedule (“Salary”). The Salary will be reviewed at least annually by GTSI’s Board and may be modified in the Board’s sole discretion, in which event any modified Salary will be deemed the Salary under this Agreement.

b)                   Bonus. Under the provisions of GTSI’s current executive bonus program, during the Term, Employee will have a targeted annual bonus of up to $500,000 at 100% achievement, or $1,000,000 at 200% achievement. The Board will set attainment goals annually in accordance with a bonus plan established by the Board for the Employee.  The Bonus will be reviewed at least annually by GTSI’s Board and may be modified in the Board’s sole discretion, in which event any modified Bonus will be deemed the Bonus under this Agreement.

c)                   Tax Withholdings. Employer will withhold from Employee’s compensation hereunder and pay to the appropriate governmental agencies payroll taxes, including income, social security, and unemployment compensation taxes, required by the federal, state and local governments with jurisdiction over Employer.

                4.                     Options and Restricted Stock.  Employee will be granted, prior to the next Board Meeting, an initial award of 400,000 options of GTSI Stock under the terms and conditions of the GTSI 1996 Stock Incentive Plan. Such options will vest in one-third increments, with the first third (133,333) vesting on the second anniversary of the Effective Date, the next third (133,333) vesting on the third anniversary, and the last third (133,333) vesting on the fourth anniversary. Annually upon renewal of this Agreement or at an adjacent Board Meeting, the Board will consider the granting of options or restricted stock to Employee; such grants or denial of grants will be at the Board’s sole discretion.

                5.                    Benefits. During the Term, Employee will be entitled to such comparable fringe benefits and perquisites as may be provided to any or all of Employer’s senior officers pursuant to policies established at any time, and from time to time, by the Board. These fringe benefits and perquisites will include Employee’s participation in compensatory, benefit and incentive plans and arrangements, including stock option and stock purchase plans, deferred compensation and profit participation plans, as well as holidays, group health insurance, short term and long term disability insurance and life insurance, and supplemental executive health care benefits.

a)                   The Employee will be eligible to receive and take paid leave that Employer generally makes available to its senior officers in accordance with Employer’s leave policies (as may be revised from time to time).

b)                   GTSI will provide the Employee with an annual car allowance of $15,000 which will be applied to the purchase or lease of a vehicle. The Employee will be responsible for the maintenance and operation of the vehicle and the costs associated with the same, including, without limitation, insurance.

c)                   GTSI will reimburse you, up to $50,000 for a long-term extended stay residence in the Northern Virginia area; and such reimbursement may include additional payments equal to the estimated federal, state and local income and employment taxes on this benefit, provided that such additional payments together with payment for the housing does not exceed up to a total of $50,000 on an annual basis.

d)                   GTSI will pay for the Employee travel between his Northern Virginia and residence and, if applicable, additional payments equal to the estimated federal, state and local income and employment taxes on these payments, provided that such additional payments together with payment for the travel does not exceed up to a total of $50,000 on an annual basis.

                6.             Expenses.  Employer will reimburse Employee for all reasonable and proper business expenses incurred by him in the performance during the Term of his duties hereunder, in accordance with Employer’s customary practices for senior officers, and provided such business expenses are reasonably documented. Employer will provide Employee with an office and suitable office fixtures, telephone services, and secretarial assistance of a nature appropriate to Employee’s position and status.

                7.             Termination

a)                   By Employer

                                                                                 I.             Termination for Cause. Employer may, for Cause (as defined below), terminate the Term at any time upon five (5) Business Days prior notice to Employee. In any event, as of the date of notice (the “Termination Date”), Employee will be relieved of all of his duties hereunder and Employee will not be entitled to the accrual or provision of any compensation or benefit after the Termination Date, but Employee will be entitled to the provision of all compensation and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses.

                                                                               II.             Termination Without Cause Employer may, in its sole discretion, without Cause, terminate the Term at any time by providing Employee with 30 days prior notice. Notwithstanding the foregoing, GTSI may, at its option provide up to 30 days’ Salary and benefits in lieu of such 30 days’ notice of any portion thereof. Upon termination of the Term, which will be 30 days following notice, under this Section 7(a)(ii), Employer will be obligated to pay Employee a severance payment equal to twelve (12) months Salary (or if Employee has been at GTSI less than 12 months, the actual Salary paid) in effect as of the Termination Date plus bonus monies equal to the previous year’s (trailing twelve months) Bonus payments actually made to Employee (“Severance Payment”).  The Severance Payment will be paid during the 12 months following the Termination Date and will be paid in 24 biweekly payments in accordance with Employer’s standard payroll schedule during such 12 months.  The bonus monies will be paid at the same time as they were paid during the previous trailing twelve months.  Employee will be entitled to the provision of all compensation and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses.  The option exercise period would be extended to the maximum period permitted under GTSI’s Stock Incentive Plan, without GTSI incurring any charge or costs.

                                                                             III.            Definition of Cause. Termination by Employer of Employee’s employment for “Cause” means termination as a result of (1) deliberate and premeditated acts against the Employer’s best interests; or (2) acts or omissions involving unacceptable performance under standard business results for a company in GTSI’s market and industry, as reasonably determined by the Board, or (3) improper conduct (examples of which include, but are not limited to: failure or refusal to perform assigned duties or to follow Employer’s policies, as determined in the sole discretion of Employer; commission of sexual harassment or other employment practice liabilities; excessive absenteeism; unlawful use or possession of drugs or misuse of legal drugs or alcohol; misappropriation of an Employer asset or opportunity; the offer, payment, solicitation or acceptance of any bribe or kickback with respect to Employer’s business; the assertion, representation or certification of any false claim or statement to a customer of Employer; or indictment or conviction for any felony whatsoever or for any misdemeanor involving moral turpitude).

b)                   Death or Disability. The Term will be terminated immediately and automatically upon Employee’s death or “Disability.” The term “Disability” will mean Employee’s inability to perform all of the essential functions of his position hereunder for a period of 26 consecutive weeks or for an aggregate of 150 Business Days during any 12-month period by reason of illness, accident or any other physical or mental incapacity, as may be permitted by applicable law. Employee’s capability to continue performance of Employee’s duties hereunder will be determined by a panel composed of two independent medical doctors appointed by the Board and one appointed by Employee or his designated representative.  Upon termination of the Term under this Section 8(b), Employee will not be entitled to the accrual or provision of any compensation or benefit after the Termination Date, but Employee will be entitled to the provision of all compensation and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses.

c)                   By Employee

I.              Employee may, in his sole discretion, without cause, terminate the Term at any time by providing Employer with 90 days written notice. If Employee exercises such termination right, Employer may, at its option, at any time after receiving such notice from Employee, relieve him of his duties and terminate the Term at any time prior to the expiration of said notice period. If the Term is terminated by Employee pursuant to this Section 7(c)(i), Employee will be entitled to the provision of all compensation and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses, but will not be entitled to any further accrual or provision of any other compensation or benefits after the Termination Date.

II.             If, during the Term, a Change of Control (as defined below) occurs and, without his consent, Employee is assigned duties materially inconsistent with his position and status with Employer hereunder, Employee may, in his sole discretion, terminate the Term upon five (5) days’ notice to Employer. If Employee exercises such termination right, Employer may, at its Option, at any time after receiving such notice from Employee, relieve him of his duties hereunder and terminate the Term at any time prior to the expiration of said notice period. If this Agreement is terminated by Employee pursuant to this Section 7(c)(ii), Employee will receive, on or before the Termination Date, a lump sum equal to one year’s salary plus Bonuses paid in the prior 12 months, and Employee will be entitled to the provision of all compensation and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses.

d)             Change of Control. For purposes of this Section 7, a “Change of Control” will be deemed to have occurred upon the happening of any of the following events: (i) except for Linwood A. Lacy, Jr. and his affiliates, any “person,” including a “group,” as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as amended, and the rules promulgated thereunder (collectively the “Exchange Act”), other than a trustee or other fiduciary holding voting securities of Employer (“Voting Securities”) under any employment benefit plan, becomes the beneficial owner, as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 35% or more of the outstanding Voting Securities; (ii) the stockholders of Employer approve a merger or consolidation of Employer with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being the surviving entity) more than 50% of the combined voting power of the Voting Securities of Employer or such surviving entity outstanding immediately after such merger or consolidation; or (iii) Employer’s stockholders approve an agreement to merge, consolidate, liquidate, or sell all or substantially all of Employer’s assets.

8.             Non-Waiver. It is understood and agreed that one party’s failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof will in no way affect the first party’s right thereafter to enforce the same, nor will the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.

9.             Severability. If any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable by a court of competent jurisdiction or any arbitrator, such provision will be deleted from this Agreement and the Agreement will be construed to give full effect to the remaining provisions thereof.

10.           Governing Law. This Agreement will be interpreted, construed and governed according to the laws of the Commonwealth of Virginia, without regard to the conflict of law provisions thereof.

11.           Construction of this Agreement and Certain Terms and Phrases.

a)             The words “including,” “include” and “includes” are not exclusive and will be deemed to be followed by the words “without limitation”; if exclusion is intended, the word “comprising” is used instead.

b)            Whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified.    For purposes of this Agreement, Business Days will mean any day other than a Sunday, Saturday or other day on which banking institutions are authorized or obligated to close in New York, New York.

c)             The parties have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

d)            Both Employee and Employer have received independent legal advice with respect to the advisability of entering into this Agreement and neither has been entitled to rely upon nor has in fact relied upon the advice of the other party or such other party’s counsel in entering into this Agreement. The paragraph headings and captions contained in this Agreement are for convenience only and will not be construed to define, limit or affect the scope or meaning of the provisions hereof. All references herein to Sections will be deemed to refer to Sections of this Agreement.

12.           Entire Agreement. This Agreement contains and represents the entire agreement of Employer and Employee and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof. This Agreement may not be modified or amended in any way unless in writing signed by each of Employer and Employee.

13.           Assignment. Neither this Agreement nor any rights or obligations of Employer or Employee hereunder may be assigned by Employer or Employee without the other party’s prior written consent. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of Employer and Employee and their heirs, successors and assigns.

14.           Notices. All notices required or permitted hereunder will be in writing and will be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, fax or similar form of telecommunication, and will be deemed to have been given when received. Any such notice or communication will be addressed: (a) if to Employer, to General Counsel, 3901 Stonecroft Boulevard, Chantilly, Virginia 20151; or (b) if to Employee, to his last known home address on file with Employer; or to such other address as Employer or Employee will have furnished to the other in writing.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first above-written.

GTSI Corp.	James J. Leto
By:	Signature:
Dan Young
Compensation Committee Chairman